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                                                                     EXHIBIT 4.1


                           [ILEX ONCOLOGY, INC. LOGO]
                              ILEX ONCOLOGY, INC.

         INCORPORATED UNDER THE                         COMMON STOCK
     LAWS OF THE STATE OF DELAWARE

        C

   THIS CERTIFICATE IS TRANSFERABLE                    CUSIP 451923 6
IN NEW YORK, NEW YORK AND DALLAS, TEXAS      SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT




is the owner of

                  FULLY PAID AND NONASSESSABLE SHARES, WITH A
                          PAR VALUE $.01 PER SHARE, OF

ILEX ONCOLOGY, INC., transferable in person or by duly authorized attorney on the books of the Corporation upon surrender of this certificate properly endorsed.

        This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

Dated:                                   Dated:

      /s/ RICHARD L. LOVE              COUNTERSIGNED AND REGISTERED:
      President                        ChaseMellon Shareholder Services, L.L.C.
                                              TRANSFER AGENT AND REGISTRAR

                              [SEAL]

      /s/ JAMES R. KOCH                By
      Secretary                                   AUTHORIZED SIGNATURE


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                              ILEX ONCOLOGY, INC.

    The Company will furnish upon request and without charge to each stockholder the powers, designations, preferences and relative, participating, optional and other special rights of each class of stock and series within a class of stock of the Company, as well as the qualifications, limitations and restrictions relating to those preferences and/or rights. A stockholder may make the request to the Company or to its Transfer Agent and Registrar.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
 TEN ENT - as tenants by the                            ------         --------
           entireties                                   (Cust)          (Minor)
 JT TEN -  as joint tenants with                        under Uniform Gifts to
           right of survivorship                        Minors
           and not as tenants                           Act
           in common                                       ------------------
                                                              (State)


    Additional abbreviations may also be used though not in the above list.


        For Value Received,         hereby sell, assign and transfer unto
                            --------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]

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                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE


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                                                                        SHARES
  ----------------------------------------------------------------------
  of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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  Attorney to transfer the said stock on the books of the within-named
  Company with full power of substitution in the premises.

  Dated
       ---------------------------------

                                   X
                                     -----------------------------------------
            NOTICE:                                    (SIGNATURE)
  THE SIGNATURE(S) TO THIS
  ASSIGNMENT MUST CORRESPOND
  WITH THE NAME(S) AS WRITTEN
  UPON THE FACE OF THE
  CERTIFICATE IN EVERY
  PARTICULAR WITHOUT ALTERATION     X
  OR ENLARGEMENT OR ANY CHANGE        -----------------------------------------
  WHATEVER.                                             (SIGNATURE)


                                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.

                                    SIGNATURE GUARANTEED BY: